UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 19, 2006
                                                         ----------------

                            POCAHONTAS BANCORP, INC.
                            ------------------------
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                      0-23969                 71-0806097
----------------------------      ---------------------      -------------------
(State or Other Jurisdiction      (Commission File No.)       (I.R.S. Employer
       of Incorporation)                                     Identification No.)


1700 East Highland, Jonesboro, Arkansas                    72401
---------------------------------------                 ----------
(Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code:  (870) 802-1700
                                                     ---------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 3.01      Notice of Delisting or Failure to Satisfy a Continued Listing
               -------------------------------------------------------------
               Rule or Standard; Transfer of Listing.
               --------------------------------------

     On January 26, 2006, Pocahontas Bancorp, Inc. (the "Company") announced that the Company that day received a letter from the Nasdaq Stock Market dated January 19, 2006 advising that the Company fails to comply with the requirements of Nasdaq Market Place Rule 4350(c)(1) for continued listing on the Nasdaq Stock Market. The rule requires that a majority of the Company's Board of Directors be independent.

     Pursuant to Nasdaq requirements and the January 19, 2006 letter, the Company has adopted a specific plan and timetable to achieve compliance with the independence requirements of Nasdaq and avoid delisting. Pursuant to the plan, the Company expects to appoint an additional independent director to its Board of Directors within three months. In accordance with the Nasdaq letter, the Company will submit its plan and timetable for review and analysis by the Nasdaq staff prior to February 3, 2006. The Company expects to work with the Nasdaq staff to resolve any further Nasdaq concerns in order that the Company's stock continues to be listed on the Nasdaq Stock Market.

     Attached as Exhibit  99.1 to this Report is a copy of the  Company's  press
release  announcing  the  Company's   non-compliance  with  the  Nasdaq  listing
requirements.

Item 9.01.     Financial Statements and Exhibits.
               ----------------------------------

(a)  Not Applicable.

(b)  Not Applicable.

(c)  Exhibits.

               Exhibit No.              Description
               -----------              -----------

               99.1                     Press release dated January 26, 2006

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                            POCAHONTAS BANCORP, INC.


DATE:  January 26, 2006              By:  /s/ Dwayne Powell
                                          --------------------------------
                                          Dwayne Powell
                                          President and Chief Executive Officer